UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                      -------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 27, 2004
                                                        ------------------

                               CYTOGEN CORPORATION
           -----------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        Delaware                      000-14879                  22-2322400
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(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
     of Incorporation)                                       Identification No.)

  650 College Road East, CN 5308, Suite 3100, Princeton, NJ           08540
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         (Address of Principal Executive Offices)                   (Zip Code)

       Registrant's telephone number, including area code: (609) 750-8200
                                                           --------------

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS.

     On September 29, 2004, Cytogen Corporation (the "Company") announced settlement of a patent infringement suit against the Company and C.R. Bard Inc. ("Bard") for an undisclosed payment, without any admission of fault or liability. Immunomedics, Inc. ("Immunomedics") filed suit on February 17, 2000 against the Company and Bard, alleging that use of the Company's ProstaScint(R) product infringed U.S. Patent No. 4,460,559, which claims a method for detecting and localizing tumors. The settlement with Immunomedics is on behalf of the Company and Bard.

     The full text of the September 29, 2004 press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

        Exhibit No.       Description
        -----------       -----------
           99.1           Press Release of the Company dated September 29, 2004



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CYTOGEN CORPORATION



                                             By:   /s/ Michael D. Becker
                                                   -----------------------------
                                                   Michael D. Becker
                                                   President and Chief Executive
                                                   Officer

Dated:   September 29, 2004



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                                  EXHIBIT INDEX


          Exhibit No.      Description
          -----------      -----------
              99.1         Press Release of the Company dated September 29, 2004